ANNEX I

                                FORM OF DEBENTURE

         THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES OR AN OPINION OF COUNSEL OR OTHER EVIDENCE ACCEPTABLE TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.


No.         97-                                               US $

                       STRATEGIC SOLUTIONS GROUP, INC.

           6% CONVERTIBLE SUBORDINATED DEBENTURE DUE OCTOBER 31, 1999


        THIS DEBENTURE is one of a duly authorized issue up to $1,600,000 in principal amount of Debentures of STRATEGIC SOLUTIONS GROUP, INC., a corporation duly organized and existing under the laws of the State of Delaware (the "Company") designated as its 6% Convertible Subordinated Debenture Due October 31, 1999.

         FOR VALUE RECEIVED, the Company promises to pay to _______________________, the registered holder hereof (the "Holder"), the principal sum of ____________________ 00/100 (US $________________) Dollars on
October 31, 1999 (the "Maturity Date") and to pay interest on the principal sum outstanding from time to time in arrears upon conversion as provided herein on October 31, 1999 at the rate of 6% per annum accruing from the date of initial issuance. Accrual of interest shall commence on the first business day to occur after the date hereof until payment in full of the principal sum has been made or duly provided for. Subject to the provisions of Section 4 below, the principal of, and interest on, this Debenture are payable at the option of the Company, in shares of Common Stock $0.0001 par value per share of the Company ("Common Stock"), or in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, at the address last appearing on the Debenture Register of the Company as designated in writing by the Holder from time to time. The Company will pay the principal of and interest upon this Debenture on the Maturity Date, less any amounts required by law to be deducted, to the registered holder of this Debenture as of the tenth day prior to the Maturity Date and addressed to such holder as the last address appearing on the Debenture Register. The forwarding of a check shall constitute a payment of principal and interest hereunder and shall satisfy and discharge the liability for principal and interest on this Debenture to the extent of the sum represented by such check plus any amounts so deducted.

                                  SUBORDINATION

1. Subordination of Debenture to Senior Indebtedness. All indebtedness evidenced by this Debenture shall, to the extent and in the manner hereinafter set forth, be subordinated and junior in right of payment to the prior payment in full of all amounts due under the Senior Indebtedness (as hereinafter defined). For the purposes of this Section, the term "Senior Indebtedness" shall mean all indebtedness of the Company for borrowed money, including any extension or renewal of such indebtedness, all indebtedness and obligations of the Company under financing leases, conditional sale and other title retention agreements and all obligations issued or assumed as full or partial payment for property, whether or not secured by a purchase money mortgage, whether outstanding on the date hereof or hereafter created or incurred, which is not by its terms subordinate and junior to or on a parity with this Debenture. The term "Senior Indebtedness" shall include any obligation of the Company to any trade creditor entered into in the ordinary course of business of the Company or the assignee of any trade creditor provided that such assignment was in the ordinary course of business of the Company.

2. No Payments on Debenture Unless Senior Indebtedness Provided for or During Defaults on Senior Indebtedness. No payment under this Debenture shall be made by the Company unless full payment of amounts then due under the Senior Indebtedness has been made or duly provided for by the Company. No payment under this Debenture shall be made by the Company if, at the time of such payment or immediately after giving effect thereto, there shall exist a default in the payment of any amounts due under any Senior Indebtedness. Interest on this Debenture shall continue to accrue in the event payment of this Debenture is not made pursuant to this subsection.

3. Priority of Senior Indebtedness on Distribution of Assets. Upon (a) any payment being required to be made by the Company under this Debenture upon any declaration of acceleration of the principal amount hereof or (b) any payment or distribution of assets of the company of any kind or character, whether in money, property or securities, to creditors upon any dissolution or winding up or total or partial liquidation or reorganization of the Company, whether voluntary or involuntary or in bankruptcy, insolvency, receivership or other proceedings, all amounts due or to become due upon, all Senior Indebtedness of the Company shall first be paid in full, or payment thereof provided for in money, before any payment is made on this Debenture; and upon any such declaration of acceleration or dissolution or winding up or liquidation or reorganization, any distribution of assets of the Company of any kind or character, whether in money, property or securities, to which the holder of this Debenture would be entitled except for the provisions hereof shall be paid by the Company or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other person making such payment or distribution, or by the holder of this Debenture if received by it directly, to the holders of Senior Indebtedness (pro rata to each such holder on the basis of the respective amounts of such Senior Indebtedness held by such holder), or its representatives, to the extent necessary to pay all such Senior Indebtedness in full, in money, after giving effect to any concurrent payment or distribution to or for the benefit of the holders of such Senior Indebtedness, before any payment or distribution is made hereunder to holder of this Debenture.

4. Treatment of Mistaken Payments and Distributions. If any payment or distribution of assets of the Company of any kind or character, whether in money or property (other than payment of this Debenture in shares of Common Stock of the Company upon conversion of this Debenture pursuant to subsection 6 of this section), shall be received by the holder of this Debenture before all Senior Indebtedness is paid in full or provision is made for such payment in accordance with its terms, such payment or distribution shall be held for the benefit of, and shall be paid over or delivered to, the holders of such Senior Indebtedness, or their representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any of such Senior Indebtedness may have been issued or under which such instruments are pledged or secured, as their respective interests may appear, for application to the payment of all Senior Indebtedness remaining unpaid to the extent necessary to pay all such Senior Indebtedness in full in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the holders of such Senior Indebtedness.

5. Subrogation. Subject to the payment in full of all Senior Indebtedness, the holder of this Debenture shall be subrogated to the rights of the holders of Senior Indebtedness to receive payment or distributions of assets of the Company applicable to the Senior Indebtedness until this Debenture shall be paid in full, and no such payment or distribution to the holders of Senior Indebtedness shall, as among the Company, its creditors other than the holders of Senor Indebtedness, and the holder of this Debenture, be deemed to be a payment by the Company to or on account of this Debenture.

6. Conversion Right. The forgoing subordination provisions shall not be construed so as to (i) limit the rights of the Holder of this Debenture to receive shares of Common Stock of the Company upon conversion or (ii) confer upon any holder of Senior Indebtedness any rights with respect to proceeds received by the Holder of this Debenture upon the sale of such shares.

         This Debenture is subject to the following additional provisions:

         1. The Debentures are issuable in denominations of Fifty Thousand Dollars (US $50,000) and integral multiples thereof. No service charge will be made for such registration or transfer or exchange.

         2. The Company shall be entitled to withhold from all payments of principal of, and interest on, this Debenture any amounts required to be withheld under the applicable provisions of the United States income tax laws or other applicable laws at the time of such payments, and Holder shall execute and deliver all required documentation in connection therewith.

         3. This Debenture has been issued subject to investment representations of the original purchaser hereof and may be transferred or exchanged only in compliance with the Securities Act of 1933, as amended (the "Act"), and other applicable state and foreign securities laws. In the event of any proposed transfer of this Debenture, the Company may require, prior to issuance of a new Debenture in the name of such other person, that it receive reasonable transfer documentation including opinions that the issuance of the Debenture in such other name does not and will not result in a violation of the Act or any applicable state or foreign securities laws. Prior to due presentment for transfer of this Debenture, the Company and any agent of the Company may treat the person in whose name this Debenture is duly registered on the Company's Debenture Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Debenture be overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

         4. A. Subject to the other provisions of this Section 4, the Holder of this Debenture is entitled, at its option, to convert at any time commencing the earlier of (a) sixty (60) days after date of issuance (the "Issuance Date") of the Debentures, or (b) the effective date of the Registration Statement filed pursuant to the Registration Rights Agreement between the Company and the Holder, or the Holder's predecessor in interest (the "Registration Rights Agreement"), the principal amount of this Debenture, provided that the principal amount is at least US $50,000 (unless if at the time of such election to convert the aggregate principal amount of all Debentures registered to the Holder is less than Fifty Thousand Dollars (US $50,000), then the whole amount thereof) into shares of Common Stock of the Company at a conversion price for each share of Common Stock (the "Conversion Price") equal to the lesser of (a) the average Market Price on the five (5) trading days immediately preceding the Issuance Date (the "Maximum Price"), and (b) 80% of the average Market Price on the five
(5) trading days immediately preceding the Conversion Date (as defined below); provided, however, that in no event shall the Conversion Price be less than the percentage of the Maximum Price as indicated below:

                                                     Minimum Conversion Price as
If Conversion Date is                                Percentage of Maximum Price

Between Issuance Date and on or before 90th day                 30%
After 90th day and on or before 120th day                       25%
After 120th day and on or before 150th day                      20%
After 150th day and on or before 180th day                      15%
After 180th day and on or before 210th day                      10%
After 210th day and on or before 240th day                      5%
After 240th day                                                 0%;

provided, further, that in the event that the Company spins off or otherwise divests itself of a part of its business or operations or disposes all or of a part of its assets in a transaction in which the Company does not receive compensation for such business, operations or assets, but causes securities of another entity (the "Spin Off Securities") to be issued to security holders of the Company (a "Spin Off"), the Minimum Conversion Price shall calculated by multiplying the otherwise applicable Minimum Conversion Price by a fraction the numerator of which is the average Market Price on the five (5) trading days immediately following the fifth day after the record date of the Spin Off (the "Spin Off Record Date") and the denominator of which is the average Market Price on the five (5) trading days immediately preceding the Spin Off Record Date.

For purposes of this Section 4, the Market Price shall be the closing bid price of the Common Stock as reported by the National Association of Securities Dealers if listed on the SmallCap or National Market, or the closing bid price on the over-the-counter market on such date or, in the event the Common Stock is listed on a stock exchange, the Market Price shall be the closing price on the exchange on such date, as reported in the Wall Street Journal. Conversion shall be effectuated by surrendering the Debentures to be converted to the Company with the form of conversion notice attached hereto as Exhibit A, executed by the Holder of the Debenture evidencing such Holder's intention to convert this Debenture or a specified portion (as above provided) hereof, and accompanied, if required by the Company, by proper assignment hereof in blank. Interest accrued or accruing from the date of issuance to the date of conversion shall, at the option of the Company, be paid in cash or Common Stock (based on the same Conversion Price) upon conversion at the Conversion Date. No fractional shares or scrip representing fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded to the nearest whole share. The date on which notice of conversion is given (the "Conversion Date") shall be deemed to be the date on which the Holder has delivered this Debenture, with the conversion notice duly executed, to the Company or, the date set forth in such facsimile delivery of the notice of conversion if the Debenture is received by the Company within three (3) business days therefrom. Facsimile delivery of the conversion notice shall be accepted by the Company at telephone number (410) 263-776, ATTN: Suzanne Brown. Certificates representing Common Stock upon conversion will be delivered within three (3) business days from the date the notice of conversion with the original Debenture is delivered to the Company.

                  B. If, for any reason, prior to the Conversion Date or the Redemption Payment Date (as defined below), the Company consummates a Spin Off, then the Company shall cause (i) to be reserved Spin Off Securities equal to the number thereof that would have been issued had all of the Debentures outstanding on the Spin Off Record Date (the "Outstanding Debentures") been converted as of the close of business on the trading day immediately before the Spin Off Record Date (the "Reserved Spin Off Shares"), and (ii) to be issued to the Holder on the conversion of all or any of the Holder's Outstanding Debentures, such amount of the Reserved Spin Off Shares equal to (x) the Reserved Spin Off Shares multiplied by (y) a fraction, of which (I) the numerator is the principal amount of the Outstanding Debentures then being converted by the Holder, and (II) the denominator is the principal amount of the Outstanding Debentures.

                  C. (i) Notwithstanding any other provision hereof to the contrary, at any time prior to the Conversion Date, the Company shall have the right to redeem all or any portion of the then outstanding principal amount of the Debentures then held by the Holder for an amount (the "Redemption Amount") equal to the sum of (a) such outstanding principal of the Debentures plus all accrued but unpaid interest thereon through the date the Redemption Amount is paid to the Holder (the "Redemption Payment Date"), plus (b) the Redemption Premium (as defined below). The Company shall give written notice of such redemption to the Holder (the "Notice of Redemption").

                         (ii)      The "Redemption Premium" shall be an amount
equal to the excess,
if any, of (a) an amount equal to (I) the number of shares of Common Stock into which the Holder could have converted the Debentures (including interest) being redeemed had the Holder effected such conversion on the date the Company gave the Notice of Redemption (the "Redemption Notice Date"), multiplied by (II) the closing ask price of the Common Stock on the Redemption Notice Date, over (b) the principal plus accrued interest of the Debentures so redeemed.

                        (iii) Anything in the preceding subparagraph (ii) hereof to the contrary notwithstanding, the Redemption Amount shall be paid to the Holder within ten
(10) days from the date of the Notice of Redemption, except that, the Holder hereof shall have a right to convert any Debentures for which a notice of conversion is submitted to the Company within five (5) trading days of the Holder's receipt of the Notice of Redemption. Furthermore, in the event such Redemption Amount is not timely paid, any rights of the Company to redeem outstanding Debentures shall terminate, and the Notice of Redemption shall be null and void.

                  D. The Company shall have the right to require, by written notice to the Holder of this Debenture at least ten (10) days prior to the Maturity Date, that the Holder of this

Debenture exercise its right of conversion with respect to all or any portion of the principal amount and interest outstanding on the Maturity Date.

         5. The terms of the Securities Purchase Agreement, dated October 22, 1997 (the "Securities Purchase Agreement"), between the Company and the Holder (or the Holder's predecessor in interest) are incorporated herein by reference. Except as provided above, no provision of this Debenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and interest on, this Debenture at the time, place, and rate, and in the coin or currency, herein prescribed. This Debenture and all other Debentures now or hereafter issued of similar terms are direct obligations of the Company.

         6. No recourse shall be had for the payment of the principal of, or the interest on, this Debenture, or for any claim based hereon, or otherwise in respect hereof, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

         7. If the Company merges or consolidates with another corporation or sells or transfers all or substantially all of its assets to another person and the holders of the Common Stock are entitled to receive stock, securities or property in respect of or in exchange for Common Stock, then as a condition of such merger, consolidation, sale or transfer, the Company and any such successor, purchaser or transferee agree that the Debenture may thereafter be converted on the terms and subject to the conditions set forth above into the kind and amount of stock, securities or property receivable upon such merger, consolidation, sale or transfer by a holder of the number of shares of Common Stock into which this Debenture might have been converted immediately before such merger, consolidation, sale or transfer, subject to adjustments which shall be as nearly equivalent as may be practicable. In the event of any proposed merger, consolidation or sale or transfer of all or substantially all of the assets of the Company (a "Sale"), the Holder hereof shall have the right to convert by delivering a notice of conversion to the Company within fifteen (15) days of receipt of notice of such Sale from the Company. In the event the Holder hereof shall elect not to convert, the Company may prepay all outstanding principal and accrued interest on this Debenture, less all amounts required by law to be deducted, upon which tender of payment following such notice, the right of conversion shall terminate.

         8. The Holder of the Debenture, by acceptance hereof, agrees that this Debenture is being acquired for investment and that such Holder will not offer, sell or otherwise dispose of this Debenture or the shares of Common Stock issuable upon conversion thereof except under circumstances which will not result in a violation of the Act or any applicable state Blue Sky or foreign laws or similar laws relating to the sale of securities.

         9. This Debenture shall be governed by and construed in accordance with the laws of the State of Delaware for contracts to be wholly performed in such state and without regard to the principles thereof regarding the conflict of laws. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the City of Wilmington or the state courts of the State of Delaware sitting in the City of Wilmington in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non coveniens, to the bringing of any such proceeding in such jurisdictions.

         10.      The following shall constitute an "Event of Default":

a. The Company shall default in the payment of principal or interest on this Debenture and such default shall remain unremedied for five (5) business days after the Company has been notified of the default in writing by a Holder; or

b. Any of the representations or warranties made by the Company herein, in the Securities Purchase Agreement or the Registration Rights Agreement, or in any certificate or financial or other written statements furnished by the Company in connection with the execution and delivery of this Debenture, the Securities Purchase Agreement or the Registration Rights Agreement shall be false or misleading in any material respect at the time made; or

c. The Company fails to issue shares of Common Stock to the Holder or to cause its Transfer Agent to issue shares of Common Stock upon exercise by the Holder of the conversion rights of the Holder in accordance with the terms of this Debenture, fails to transfer or to cause its Transfer Agent to transfer any certificate for shares of Common Stock issued to the Holder upon conversion of this Debenture and when required by this Debenture or the Registration Rights Agreement, or fails to remove any restrictive legend or to cause its Transfer Agent to transfer on any certificate or any shares of Common Stock issued to the Holder upon conversion of this Debenture as and when required by this Debenture, the Securities Purchase Agreement or the Registration Rights Agreement and any such failure shall continue uncured for five (5) business days after the Company has been notified of such failure in writing by Holder; or

d. The Company shall fail to perform or observe, in any material respect, any other covenant, term, provision, condition, agreement or obligation of the Company under this Debenture and such failure shall continue uncured for a period of sixty (60) days after written notice from the Holder of such failure; or

e. The Company shall (1) admit in writing its inability to pay its debts generally as they mature; (2) make an assignment for the benefit of creditors or commence proceedings for its dissolution; or (3) apply for or consent to the appointment of a trustee, liquidator or receiver for its or for a substantial part of its property or business; or

f. A trustee, liquidator or receiver shall be appointed for the Company or for a substantial part of its property or business without its consent and shall not be discharged within sixty (60) days after such appointment; or

g. Any governmental agency or any court of competent jurisdiction at the instance of any governmental agency shall assume custody or control of the whole or any substantial portion of the properties or assets of the Company and shall not be dismissed within sixty (60) days thereafter; or

h. Any unappealable money judgment, writ or warrant of attachment, or similar process in excess of Two Hundred Thousand ($200,000) Dollars in the aggregate shall be entered or filed against the Company or any of its properties or other assets and shall remain unpaid, unvacated, unbonded or unstayed for a period of sixty (60) days or in any event later than five
     (5) days prior to the date of any proposed sale thereunder;

i. Bankruptcy, reorganization, insolvency or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Company and, if instituted against the Company, shall not be dismissed within sixty (60) days after such institution or the Company shall by any action or answer approve of, consent to, or acquiesce in any such proceedings or admit the material allegations of, or default in answering a petition filed in any such proceeding; or

j. The Company shall have its Common Stock suspended or delisted from an exchange or the over-the-counter market from trading for in excess of two trading days;

Then, or at any time thereafter, and in each and every such case, unless such Event of Default shall have been waived in writing by the Holder (which waiver shall not be deemed to be a waiver of any subsequent default) at the option of the Holder and in the Holder's sole discretion, the Holder may consider this Debenture immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, anything herein or in any note or other instruments contained to the contrary notwithstanding, and the Holder may immediately enforce any and all of the Holder's rights and remedies provided herein or any other rights or remedies afforded by law.

         11. Nothing contained in this Debenture shall be construed as conferring upon the Holder the right to vote or to receive dividends or to consent or receive notice as a shareholder in respect of any meeting of shareholders or any rights whatsoever as a shareholder of the Company, unless and to the extent converted in accordance with the terms hereof.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]


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         IN WITNESS  WHEREOF,  the Company has caused this instrument to be duly executed by an officer thereunto duly authorized.

Dated: October 22, 1997
                                     STRATEGIC SOLUTIONS GROUP, INC.


                                     By:_______________________________________
                                                  (Print Name)
                                                  (Title)

9/29/97
                                                         11

                                   EXHIBIT A


                              NOTICE OF CONVERSION

  (To be Executed by the Registered Holder in order to Convert the Debenture)



         The undersigned hereby irrevocably elects to convert $ ________________ of the principal amount of the above Debenture No. ___ into shares of Common Stock of STRATEGIC SOLUTIONS GROUP, INC. (the "Company") according to the conditions hereof, as of the date written below. In converting the Debenture No. ______________, the undersigned hereby confirms and acknowledges that the shares of Common Stock are being acquired solely for the account of the undersigned and not a nominee for any other party, and that the undersigned will not offer, sell or otherwise dispose of any such shares of Common Stock, except under circumstances that will not result in a violation of the Securities Act of 1933, as amended.


Date of Conversion* _____________________________________________________

Applicable Conversion Price  ____________________________________________


Signature _______________________________________________________________
                                    [Name]

Address: ________________________________________________________________
          ---------------------------------------------------------------










* This original Debenture and Notice of Conversion must be received by the Company by the third business date following the Date of Conversion.

9/29/97
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